TABLE OF CONTENTS 2 03 Forward Looking Statements 04 Corporate Profile 05 Highlights 06 2020 Outlook & Assumptions 07 Summary Information 08 Net Asset Value Component Data 09 Summary Balance Sheet 10 Summary Income Statement 11 FFO, Normalized FFO & Adjusted FFO 12 Outstanding Debt 13 Debt Information 14 Core Debt to Core EBITDA 15 Capitalization & Financial Ratios 16 Property Portfolio 18 Development & Redevelopment Pipeline 19 Mezzanine Investments 20 Acquisitions & Dispositions 21 Construction Business Summary 22 Same Store NOI by Segment 23 Top 10 Tenants by Annualized Base Rent 24 Lease Summary 25 Office Lease Expirations 26 Retail Lease Expirations 27 COVID-19 Update 29 Appendix – Definitions & Reconciliations 33 Same Store vs Non-Same Store Properties 34 Reconciliation to Property Portfolio NOI 36 Reconciliation to GAAP Net Income 1405 Point Baltimore, MD

3 FORWARD - LOOKING STATEMENTS This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated August 4, 2020, which has been furnished as Exhibit 99.1 to our Form 8-K filed on August 4, 2020. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, and the Company’s financial outlook and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward- looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the other documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company’s Quarterly Report on Form 10-K filed with the SEC on May 6, 2020. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). These factors include, without limitation: (a) the impact of the coronavirus (COVID-19) pandemic on macroeconomic conditions and economic conditions in the markets in which the Company operates, including, among others: (i) disruptions in, or a lack of access to, the capital markets or disruptions in the Company’s ability to borrow amounts subject to existing construction loan commitments; (ii) adverse impacts to the Company’s tenants’ and other third parties’ businesses and financial condition that adversely affect the ability and willingness of the Company’s tenants and other third parties to satisfy their rent and other obligations to the Company, including deferred rent; (iii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases or to re-lease the Company’s properties on the same or better terms in the event of nonrenewal or early termination of existing leases; and (iv) federal, state and local government initiatives to mitigate the impact of the COVID-19 pandemic, including additional restrictions on business activities, shelter-in place orders and other restrictions, and the timing and amount of economic stimulus or other initiatives; (b) the Company’s ability to continue construction on development and construction projects, in each case on the timeframes and on terms currently anticipated; (c) the Company’s ability to accurately assess and predict the impact of the COVID-19 pandemic on its results of operations, financial condition, dividend policy, acquisition and disposition activities and growth opportunities; and (d) the Company’s ability to maintain compliance with the covenants under its existing debt agreements or to obtain modifications to such covenants from the applicable lenders.

AHH LISTED NYSE

CORPORATE PROFILE

4

Armada Hoffler Properties, Inc. (NYSE: AHH) is a vertically-integrated, self-managed real estate investment trust ("REIT") with four decades of experience developing, building, acquiring, and managing high-quality, institutional-grade office, retail, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. In addition to developing and building properties for its own account, the Company also provides development and general contracting construction services to third-party clients. Founded in 1979 by Daniel A. Hoffler, the Company has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information, visit ArmadaHoffler.com.

BOARD OF DIRECTORS

Daniel A. Hoffler, Executive Chairman of the Board
Louis S. Haddad, Vice Chairman of the Board
James C. Cherry, Lead Independent Director
George F. Allen, Independent Director
James A. Carroll, Independent Director
Eva S. Hardy, Independent Director
A. Russell Kirk, Director
Dorothy S. McAuliffe, Independent Director
John W. Snow, Independent Director

CORPORATE OFFICERS

Louis S. Haddad, President and Chief Executive Officer
Michael P. O'Hara, Chief Financial Officer
Shawn J. Tibbetts, Chief Operating Officer
Eric E. Apperson, President of Construction
Shelly R. Hampton, President of Asset Management

ANALYST COVERAGE

Bank of America Merrill Lynch
James Feldman
(646) 855-5808
james.feldman@bofa.com

D. A. Davidson & Co.
Barry Oxford
(212) 240-9871
boxford@dadco.com

Janney, Montgomery, & Scott LLC
Robert Stevenson
(646) 840-3217
robertstevenson@janney.com

Raymond James & Associates
Bill Crow
(727) 567-2594
bill.crow@raymondjames.com

Robert W. Baird & Co.
David Rodgers
(216) 737-7341
drodgers@rwbaird.com

HIGHLIGHTS 5 • Net income attributable to common stockholders and OP Unit holders of $11.2 million, or $0.14 per diluted share, compared to $6.0 million, or $0.08 per diluted share, for the three months ended June 30, 2019. • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $22.0 million, or $0.28 per diluted share, compared to $19.1 million, or $0.27 per diluted share, for the three months ended June 30, 2019. See "Non-GAAP Financial Measures." • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $22.6 million, or $0.29 per diluted share, compared to $21.2 million, or $0.30 per diluted share, for the three months ended June 30, 2019. • Issued updated 2020 full-year Normalized FFO guidance in the range of $1.09 to $1.13 per diluted share. The Company's executive management will provide further details regarding its 2020 earnings guidance during today's webcast and conference call. • Core operating property portfolio occupancy at 93.6% as of June 30, 2020 compared to 95.6% as of March 31, 2020. The Company's June 30, 2020 occupancy includes office at 97.0%, retail at 95.1%, and multifamily at 87.9%. Without the seasonal effect of the student housing properties, multifamily occupancy was 93.9% , which is higher than the sector's occupancy of 93.5% at March 31, 2020. • Positive releasing spreads on office lease renewals during the second quarter of 8.6% on a GAAP basis and 4.7% on a cash basis. Positive releasing spreads on retail lease renewals during the second quarter of 7.7% on a GAAP basis and 5.5% on a cash basis. • Collected 87% of portfolio rents for the second quarter, including 100% of office tenant rents, 99% of multifamily tenant rents, and 72% of retail tenant rents. See pages 27-28 for more details • .Collected 93% of portfolio rents for the month of July, including 100% of office tenant rents, 97% of multifamily tenant rents, and 86% of retail tenant rents. • Ended the second quarter with $193.7 million of third-party construction backlog. All third-party construction sites remain active and fully operational. • Sold a portfolio of seven unencumbered retail assets comprising over 630,000 square feet, or 15% of the Company's retail portfolio, for $90.0 million. • Terminated the 69,000 square foot lease with WeWork for the top two floors of the Wills Wharf office building at Harbor Point on the Baltimore waterfront. • Board of Directors declared third quarter cash dividend of $0.11 per common share payable on October 8, 2020 to stockholders of record on September 30, 2020. • Board of Directors declared cash dividend of $0.421875 per share on its Series A Cumulative Redeemable Perpetual Preferred Stock payable on October 15, 2020 to stockholders of record on October 1, 2020. • Student housing portfolio 95% pre-leased for the 2020-2021 academic year.

2020 OUTLOOK & ASSUMPTIONS 6 OUTLOOK LOW HIGH Total NOI $107.0M $108.9M Construction Segment Gross Profit $7.3M $8.0M G&A Expenses $12.9M $13.5M Mezzanine Interest Income $19.5M $20.0M Interest Expense $29.3M $30.3M Normalized FFO per diluted share $1.09 $1.13 GUIDANCE ASSUMPTIONS • Disposition of two unencumbered assets for $13M in cash proceeds at the end of the third quarter • Acquisition of Nexton Square and Edison Apartments in the third quarter • Assumes additional termination fees will be recognized in 2020 • An additional $1.5M of bad debt write offs for the remainder of 2020 • Interest expense is calculated based on Forward LIBOR Curve, which forecasts rates ending the year at 0.16% • Opportunistic use of the preferred stock ATM

AHH LISTED NYSE

SUMMARY INFORMATION

$ IN THOUSANDS, EXCEPT PER SHARE DATE

7

	Three months ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
OPERATIONAL METRICS					
Net income attributable to common stockholders and OP unit holders	$11,178	$8,160	$7,215	$9,869	$5,992
Net income attributable to common stockholders and OP unit holders per diluted share	**$0.14**	**$0.11**	**$0.09**	**$0.13**	**$0.08**
Rental properties Net Operating Income (NOI)	27,373	28,581	27,811	28,167	25,012
General contracting and real estate services gross profit	2,056	1,718	1,058	1,192	1,321
Adjusted EBITDA[1]	29,933	33,103	30,843	31,150	28,800
Funds From Operations (FFO) attributable to common stockholders and OP unit holders	22,046	22,252	22,500	21,706	19,137
FFO per diluted share attributable to common stockholders and OP unit holders	**$0.28**	**$0.29**	**$0.29**	**$0.29**	**$0.27**
Normalized FFO attributable to common stockholders and OP unit holders	22,583	24,697	22,896	22,474	21,212
Normalized FFO per diluted share attributable to common stockholders and OP unit holders	**$0.29**	**$0.32**	**$0.30**	**$0.30**	**$0.30**
Annualized dividend yield	NA	8.22%	4.58%	4.64%	5.08%
CAPITALIZATION					
Common shares outstanding	57,010	56,492	56,278	54,875	52,794
Operating Partnership units outstanding	21,273	21,273	21,273	21,167	21,178
Common shares and OP units outstanding	78,283	77,765	77,551	76,042	73,972
Market price per common share	$9.95	$10.70	$18.35	$18.09	$16.55
Common equity capitalization[2]	$778,916	$832,085	$1,423,061	$1,375,600	$1,224,237
Preferred equity capitalization	63,350	63,250	63,250	63,250	63,250
Total equity capitalization	$842,266	$895,335	$1,486,311	$1,438,850	$1,287,487
Total debt[3]	956,726	1,016,293	960,819	951,891	956,068
Total capitalization	1,798,992	1,911,628	2,447,130	2,390,741	2,243,555
Less: cash	(75,111)	(52,788)	(43,579)	(47,606)	(25,961)
Total enterprise value	$1,723,881	$1,858,840	$2,403,551	$2,343,135	$2,217,594
BALANCE SHEET METRICS					
Core debt / enterprise value	43.2%	45.0%	33.6%	33.4%	27.0%
Core debt + preferred equity / enterprise value	46.8%	48.4%	36.2%	36.1%	29.8%
Fixed charge coverage ratio	2.9x	2.8x	2.5x	2.7x	2.9x
Core debt / Annualized core EBITDA	6.8x	6.5x	6.8x	6.6x	6.1x
Core debt + preferred equity / Annualized core EBITDA	7.3x	7.0x	7.3x	7.2x	6.7x
CORE PORTFOLIO OCCUPANCY					
Office[4]	97.0%	96.6%	96.6%	96.6%	94.6%
Retail[4]	95.1%	96.1%	96.9%	96.8%	96.6%
Multifamily[5]	87.9% [6]	93.7%	95.6%	95.8%	94.7% [6]
Weighted Average[7]	93.6%	95.6%	96.5%	96.5%	95.6%

(1) See definition on page 31.
(2) Includes common shares and OP units.
(3) Excludes GAAP adjustments.
(4) Office and retail occupancy based on leased square feet as a % of respective total.
(5) Multifamily occupancy based on occupied units as a % of total.
(6) Includes impact of seasonality at the student housing properties. Without this effect of student housing, multifamily was 93.9% occupied for 2Q20.
(7) Total occupancy weighted by annualized base rent.

AHH
LISTED
NYSE

NET ASSET VALUE COMPONENT DATA

8

$ IN THOUSANDS

Stabilized Portfolio NOI (Cash)[1]	Three months ended 6/30/2020	Annualized 6/30/2020
Stabilized Virginia Beach (VB) Town Center[1]		
Office[2]	$3,410	$13,640
Retail[2]	162	648
Multifamily	1,592	6,368
Total Stabilized VB Town Center NOI	$5,164	$20,656
Stabilized Portfolio (Excludes VB Town Center)[1]		
Office[2]	$2,805	$11,220
Retail	8,662	34,648
Multifamily	4,035	16,140
Total Stabilized Portfolio (Excludes VB Town Center)	$15,502	$62,008
Combined Stabilized Portfolio NOI	$20,666	$82,664
Run Rate Adjustments[1]		
Signed Leases Not Yet Occupied or In Free Rent Period	$1,015	$4,060
Net Dispositions Completed Intra-Quarter	(1,351)	(5,406)
Deferred Rent	5,386	21,544
Total Run Rate Adjustments	$5,050	$20,198
Total	$25,716	$102,862

Non-Stabilized Portfolio and Development Pipeline (Cost Basis)[3] See page 18 for a list of properties	As of 6/30/2020
Income Producing Properties	$71,000
Construction In Process	100,000
Land Held for Development	14,000
Other Assets	13,000
Total Non-Stabilized Development Portfolio	198,000
Redevelopment in Process	22,000
Total Non-Stabilized Redevelopment and Development Portfolio	$220,000

Third-Party General Contracting and Real Estate Services	Trailing 12 Months
General Contracting Gross Profit	$6,024

Non-Property Assets[4]	As of 6/30/2020
Cash and Retricted Cash	$75,111
Accounts Receivable	28,461
Notes Receivable, Including Mezzanine Investments[5]	180,919
Construction receivables, including retentions	42,787
Acquired lease intangible assets, net	55,832
Other Assets	36,216
Total Non-Property Assets	$419,326

Liabilities[4]	As of 6/30/2020
Mortgages and Notes Payable[5]	$956,726
Accounts Payable and Accrued Liabilities	22,705
Construction Payables, Including Retentions	58,253
Other Liabilities	57,731
Total Liabilities	$1,095,415

Preferred Equity	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$63,350

Common Equity	As of 6/30/2020
Total common shares outstanding	57,010
Total OP units outstanding	21,273
Total Common Shares & OP Units Outstanding	78,283

(1) NOI from non-stabilized portfolio and development pipeline excluded from stabilized portfolio.
(2) Includes leases for spaces occupied by Armada Hoffler which are eliminated for GAAP purposes.
(3) NOI not included in Stabilized Portfolio.
(4) Excludes lease right of use assets and lease liabilities.
(5) Excludes GAAP adjustments.

SUMMARY BALANCE SHEET 9 $ IN THOUSANDS As of 6/30/2020 12/31/2019 Assets (Unaudited) Real estate investments: Income producing property $1,431,527 $1,460,723 Held for development 13,607 5,000 Construction in progress 108,444 140,601 Accumulated depreciation (232,108) (224,738) Net real estate investments 1,321,470 1,381,586 Real estate investments held for sale - 1,460 Cash and cash equivalents 70,979 39,232 Restricted cash 4,132 4,347 Accounts receivable, net 28,461 23,470 Notes receivable, net 182,245 159,371 Construction receivables, including retentions, net 42,787 36,361 Construction contract costs and estimated earnings in excess of billings, net 333 249 Operating lease right-of-use assets, net 32,907 33,088 Finance lease right-of-use assets, net 23,837 24,130 Acquired lease intangible assets, net 55,832 68,702 Other assets 35,883 32,901 Total Assets $1,798,866 $1,804,897 Liabilities and Equity Indebtedness, net $953,753 $950,537 Accounts payable and accrued liabilities 22,705 17,803 Construction payables, including retentions 58,253 53,382 Billings in excess of costs and estimated earnings 9,320 5,306 Operating lease liabilities 41,550 41,474 Finance lease liabilities 17,928 17,903 Other liabilities 48,411 63,045 Total Liabilities 1,151,920 1,149,450 Total Equity 646,946 655,447 Total Liabilities and Equity $1,798,866 $1,804,897

SUMMARY INCOME STATEMENT 10 IN THOUSANDS, EXCEPT PER SHARE DATA Three months ended Six months ended 6/30/2020 6/30/2019 6/30/2020 6/30/2019 Revenues (Unaudited) Rental revenues $39,915 $36,378 $82,204 $67,287 General contracting and real estate services revenues 57,398 21,444 104,666 38,480 Total Revenues 97,313 57,822 186,870 105,767 Expenses Rental expenses 8,309 7,915 17,684 14,640 Real estate taxes 4,233 3,451 8,566 6,579 General contracting and real estate services expenses 55,342 20,123 100,892 36,409 Depreciation and amortization 13,777 13,505 28,056 23,409 Amortization of right-of-use assets - finance leases 146 85 293 85 General and administrative expenses 2,988 2,951 6,781 6,352 Acquisition, development and other pursuit costs 502 57 529 457 Impairment charges - - 158 - Total Expenses 85,297 48,087 162,959 87,931 Gain on real estate dispositions 2,776 - 2,776 - Operating Income 14,792 9,735 26,687 17,836 Interest income 4,412 5,593 11,638 10,912 Interest expense on indebtedness (6,999) (7,491) (14,958) (13,377) Interest expense on finance leases (228) (112) (457) (112) Change in fair value of interest rate derivatives (6) (1,933) (1,742) (3,396) Equity in income of unconsolidated real estate entities - - - 273 Unrealized credit loss release (provision) 117 - (260) - Other income (expense), net 286 4 344 64 Income before taxes 12,374 5,796 21,252 12,200 Income tax benefit (provision) (65) 30 192 140 Net Income $12,309 $5,826 $21,444 $12,340 Net income attributable to noncontrolling interest in investment entities 44 320 136 320 Preferred stock dividends (1,175) (154) (2,242) (154) Net income attributable to AHH and OP Unit holders $11,178 $5,992 $19,338 $12,506 Net income per diluted share and unit attributable to AHH and OP Unit holders $0.14 $0.08 $0.25 $0.18 Weighted Average Shares & Units - Diluted 77,941 71,232 77,806 69,584

AHH
LISTED
NYSE

FFO, NORMALIZED FFO & AFFO[(1)]

IN THOUSANDS, EXCEPT PER SHARE DATA

11

	Three months ended (Unaudited)				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Funds From Operations					
Net income attributable to AHH and OP unit holders	**$11,178**	**$8,160**	**$7,215**	**$9,869**	**$5,992**
Earnings per diluted share	$0.14	$0.11	$0.09	$0.13	$0.08
Depreciation and amortization[(2)]	13,644	14,092	15,285	15,057	13,145
Gains on dispositions of operating real estate[(3)]	(2,776)	-	-	(3,220)	-
FFO	**$22,046**	**$22,252**	**$22,500**	**$21,706**	**$19,137**
FFO per diluted share	$0.28	$0.29	$0.29	$0.29	$0.27
Normalized FFO					
Acquisition, development & other pursuit costs	502	27	294	93	57
Loss on extinguishment of debt	-	-	30	-	-
Non cash GAAP Adjustments	29	682	399	145	85
Change in fair value of interest rate derivatives	6	1,736	(327)	530	1,933
Normalized FFO	**22,583**	**24,697**	**22,896**	**22,474**	**21,212**
Normalized FFO per diluted share	$0.29	$0.32	$0.30	$0.30	$0.30
Adjusted FFO					
Non-cash stock compensation	421	1,030	274	323	327
Acquisition, development & other pursuit costs	(502)	(27)	(294)	(93)	(57)
Tenant improvements, leasing commissions, lease incentives[(4)]	(728)	(1,318)	(1,065)	(2,057)	(841)
Property related capital expenditures	(2,316)	(1,014)	(2,426)	(1,565)	(1,983)
Adjustment for loan modification and exit fees	(614)	(2,074)	(1,860)	(1,371)	(1,238)
Non-cash interest expense[(5)]	673	638	588	425	509
Cash ground rent payment - finance lease	(241)	(216)	(216)	(207)	(112)
GAAP Adjustments	(6,295)	(984)	(958)	(1,686)	(1,422)
AFFO	**$12,981**	**$20,732**	**$16,939**	**$16,243**	**$16,395**
AFFO per diluted share	$0.17	$0.27	$0.22	$0.22	$0.23
Weighted Average Common Shares Outstanding	56,668	56,398	55,581	53,463	52,451
Weighted Average Operating Partnership ("OP") Units Outstanding	21,273	21,273	21,181	21,080	18,781
Total Weighted Average Common Shares and OP Units Outstanding	77,941	77,671	76,762	74,543	71,232

(1) See definitions on pages 30-31.
(2) Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.
(3) The adjustment for gain on operating real estate dispositions for the 3 months ended 9/30/2019 excludes the portion of the gain on Lightfoot Marketplace that was allocated to our joint venture partner and excludes the gain on sale of a non-operating land parcel.
(4) Excludes development, redevelopment, and first-generation space.
(5) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.

OUTSTANDING DEBT 12 $ IN THOUSANDS Debt Maturities & Principal Payments Effective Rate as Outstanding as of Debt Stated Rate of 6/30/2020 Maturity Date 2020 2021 2022 2023 2024 Thereafter 6/30/2020 Secured Notes Payable - Core Debt Hoffler Place L+3.24% 3.40% Jan-2021 - $30,896 $30,896 Southgate Square L+1.60% 1.76% Apr-2021 513 19,682 20,195 Encore Apartments 3.25% 3.25% Sep-2021 254 24,337 24,591 4525 Main Street 3.25% 3.25% Sep-2021 326 31,230 31,556 Red Mill West 4.23% 4.23% Jun-2022 225 465 10,386 11,076 Thames Street Wharf L+1.30% 1.81% (1) Jun-2022 - - 70,000 70,000 Hanbury Village 3.78% 3.78% Aug-2022 40 532 17,771 18,343 Marketplace at Hilltop 4.42% 4.42% Oct-2022 200 414 9,707 10,321 1405 Point L+2.25% 2.41% Jan-2023 - 714 754 51,532 53,000 Socastee Commons 4.57% 4.57% Jan-2023 55 115 120 4,223 4,513 Sandbridge Commons L+1.75% 1.91% Jan-2023 124 257 268 7,248 7,897 249 Central Park Retail L+1.60% 3.85% (1) Aug-2023 119 245 260 16,092 16,716 Fountain Plaza Retail L+1.60% 3.85% (1) Aug-2023 71 147 156 9,685 10,059 South Retail L+1.60% 3.85% (1) Aug-2023 52 107 114 7,066 7,339 One City Center L+1.85% 2.01% Apr-2024 304 628 659 691 22,734 25,016 Red Mill Central 4.80% 4.80% Jun-2024 87 175 175 175 1,838 2,450 Premier Apartments L+1.55% 1.71% Oct-2024 34 208 221 234 16,053 16,750 Red Mill South 3.57% 3.57% May-2025 153 315 327 338 351 4,502 5,986 Brooks Crossing Office L+1.60% 1.76% Jul-2025 341 830 845 860 875 11,874 15,625 Market at Mill Creek L+1.55% 1.71% Jul-2025 324 647 647 647 647 11,129 14,041 Johns Hopkins Village L+1.25% 4.19% (1) Aug-2025 475 988 1,031 1,075 1,116 46,650 51,335 North Point Center Note 2 7.25% 7.25% Sep-2025 66 140 151 162 174 1,468 2,161 Lexington Square 4.50% 4.50% Sep-2028 129 268 280 293 306 13,293 14,569 Red Mill North 4.73% 4.73% Dec-2028 51 105 110 116 121 3,842 4,345 Greenside Apartments 3.17% 3.17% Dec-2029 348 712 735 759 783 30,321 33,658 Smith's Landing 4.05% 4.05% Jun-2035 426 880 917 956 994 13,584 17,757 Liberty Apartments 5.66% 5.66% Nov-2043 146 304 322 341 361 12,549 14,023 The Cosmopolitan 3.35% 3.35% Jul-2051 399 819 847 876 906 39,462 43,309 Total - Secured Core Debt 5,262 116,160 116,803 103,369 47,259 188,674 577,527 Secured Notes Payable - Development Pipeline Summit Place L+3.24% 3.40% Jan-2021 - 32,289 32,289 Wills Wharf L+2.25% 2.41% Jun-2023 - - - 53,660 53,660 Premier Retail L+1.55% 1.71% Oct-2024 17 102 109 115 7,907 8,250 Total - Development Pipeline 17 32,391 109 53,775 7,907 94,199 Total Secured Notes Payable $5,279 $148,551 $116,912 $157,144 $55,166 $188,674 $671,726 Unsecured Core Debt Senior Unsecured Line of Credit L+1.30%-1.85% 1.76% Jan-2024 - - - - $80,000 $80,000 Senior Unsecured Term Loan L+1.25%-1.80% 1.71% Jan-2025 - - - - - 19,500 19,500 Senior Unsecured Term Loan L+1.25%-1.80% 2.05% - 4.57% (1) Jan-2025 - - - - - 185,500 185,500 Total - Unsecured Core Debt - - - - 80,000 205,000 285,000 Total Notes Payable excluding GAAP Adjustments $5,279 $148,551 $116,912 $157,144 $135,166 $393,674 $956,726 GAAP Adjustments (2,973) Total Notes Payable $953,753 (1) Includes debt subject to interest rate swap locks.

DEBT INFORMATION 13 $ IN THOUSANDS Debt Maturities $350,000 5.0% $300,000 4.0% $250,000 3.4% 3.1% 3.0% $200,000 2.8% 2.7% $150,000 1.9% 2.0% $100,000 1.0% $50,000 $0 0.0% 2020 2021 2022 2023 2024 Thereafter⁽¹⁾ Fixed-Rate Debt Variable-Rate Debt Weighted Average Interest Rate Total Debt Composition Interest Rate Cap Agreements Weighted Average Notional % of Debt Interest Rate Maturity Effective Date Maturity Date Strike Rate Amount Secured vs. Unsecured Debt July 2018 August 2020 2.50% $50,000 Unsecured Debt 29.8% 2.8% 4.3 Yrs December 2018 January 2021 2.75% 50,000 May 2019 June 2022 2.50% 100,000 Secured Debt 70.2% 3.0% 5.7 Yrs January 2020 February 2022 1.75% 100,000 Variable vs. Fixed-rate Debt March 2020 March 2022 1.50% 100,000 (1) Variable-rate Debt 39.4% 2.2% 2.9 Yrs July 2020 July 2023 0.50% 100,000 (2)(3) Fixed-rate Debt 60.6% 3.4% 6.9 Yrs Total Interest Rate Caps $500,000 Fixed-rate and Hedged Debt(2)(3) 100% Total 3.0% 5.3 Yrs Fixed-rate Debt(2)(3) $579,607 Fixed-rate and Hedged Debt $1,079,607 Total Debt $956,726 (3) % of Total Debt 100% (1) Excludes debt subject to interest rate swap locks. (2) Includes debt subject to interest rate swap locks. (3) Excludes GAAP adjustments.

AHH LISTED NYSE

CORE DEBT TO CORE EBITDA[1]

$ IN THOUSANDS

14

	Three months ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Net income attributable to common stockholders and OP unit holders	$11,178	$8,160	$7,215	$9,869	$5,992
Excluding:					
Depreciation and amortization[2]	13,644	14,092	15,285	15,057	13,145
Gain on operating real estate dispositions	(2,776)	-	-	(3,220) [3]	-
Income tax provision (benefit)	65	(257)	(152)	(199)	(30)
Interest expense[2]	6,904	7,805	8,359	8,624	7,348
Change in fair value of interest rate derivatives	6	1,736	(327)	530	1,933
Loss on extinguishment of debt	-	-	30	-	-
GAAP adjustments related to finance leases	158	160	159	166	85
Non-Recurring Bad Debt	450	-	-	-	-
Unrealized credit loss provision (release)	(117)	377	-	-	-
Non-cash stock compensation	421	1,030	274	323	327
Adjusted EBITDA[3]	$29,933	$33,103	$30,843	$31,150	$28,800
Other adjustments:					
Development/Redevelopment[6]	(1,085)	(1,133)	(1,010)	(1,499)	(2,183)
(Less) Net Acquisitions/Dispositions completed intra-quarter	(1,351)	-	-	(226)	(1,978)
Core EBITDA	$27,497	$31,970	$29,833	$29,425	$24,639
Total debt[5]	$956,726	$1,016,293	$960,819	$951,891	$956,068
Adjustments to debt:					
(Less) Development/Redevelopment[6]	(137,508)	(127,650)	(109,930)	(122,597)	(161,528)
(Less) Net Acquisitions completed intra-quarter	-	-	-	-	(170,476)
(Less) Cash & restricted cash	(75,111)	(52,788)	(43,579)	(47,606)	(25,961)
Core Debt	$744,107	$835,855	$807,310	$781,688	$598,103
Core Debt/Annualized Core EBITDA	**6.8x**	**6.5x**	**6.8x**	**6.6x**	**6.1x**

(1) See definitions on page 31.
(2) Adjusted for the depreciation and interest expense attributable to noncontrolling interests in consolidated investments and unconsolidated entities.
(3) Excludes non-recurring items
(4) The adjustment for gain on operating real estate dispositions for the 3 months ended 9/30/2019 excludes the portion of the gain on Lightfoot Marketplace that was allocated to our joint venture partner and excludes the gain on sale of a non-operating land parcel.
(5) Excludes GAAP Adjustments.
(6) Includes the redevelopment of the Cosmopolitan apartments

AHH LISTED NYSE

CAPITALIZATION & FINANCIAL RATIOS

15

$ IN THOUSANDS AS OF JUNE 30, 2020

Debt	% of Total	Principal Balance
Unsecured credit facility	8%	$80,000
Unsecured term loans	21%	205,000
Mortgages payable	71%	671,726
Total debt		$956,726

Preferred Equity	Shares	Liquidation Value Per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	2,534	$25.00	$63,350

Common Equity	% of Total	Shares/Units	Stock Price	Market Value
Common stock (NYSE: AHH)	73%	57,010	$9.95	$567,250
Common units	27%	21,273	$9.95	211,666
Equity market capitalization		78,283		$778,916
Total capitalization				$1,798,992

Financial Ratios	
Debt Service Coverage Ratio(1)	3.2x
Fixed Charge Coverage Ratio(2)	2.9x
Net Debt to Adjusted EBITDA	8.0x
Core Debt to Core EBITDA	6.8x
Core Debt + Preferred Equity to Core EBITDA	7.3x
Debt/Market capitalization	53%

Liquidity	
Cash on hand	$75,111
Availability under credit facility	20,000
Availability under construction loans	27,799
	$122,910


Equity
47%
Debt
53%
12%
4%
11%
32%
37%
4%
Preferred Equity
Common Stock
Common Units
Unsecured Credit Facility
Unsecured Term Loans
Mortgages Payable

Unencumbered Properties	
% of Total Properties	56%
% of Annualized Base Rent	36%

(1) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense and required principal repayment
(2) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense, required principal repayment, and preferred equity dividends

AHH
LISTED
NYSE

PROPERTY PORTFOLIO

AS OF JUNE 30, 2020

16

Property	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1]: Core Properties	Net Rentable Square Feet (RSF)[1]: Development/ Redevelopment Properties	Net Rentable Square Feet (RSF)[1]: Total	Core Occupancy[2]	Development/ Redevelopment Leased[2]	ABR[3]	ABR per Leased SF[3]
Retail Properties												
249 Central Park Retail	Cheesecake Factory, Brooks Brothers	Virginia Beach, VA	✓	-	2004	92,400	-	92,400	97.9%	-	$2,472,066	$27.33
Apex Entertainment	Apex Entertainment, USI	Virginia Beach, VA	✓	100%	2002	-	103,335	103,335	-	100.0%	1,482,137	14.34
Broad Creek Shopping Center[6][9]	Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	121,504	-	121,504	96.7%	-	2,099,146	17.86
Broadmoor Plaza	Kroger	South Bend, IN		100%	1980	115,059	-	115,059	97.5%	-	1,387,237	12.36
Brooks Crossing Retail	Various Small Shops	Newport News, VA		100%	2016	18,349	-	18,349	66.3%	-	169,740	13.95
Columbus Village[6]	Barnes & Noble, Shake Shack	Virginia Beach, VA	✓	100%	1980/2013	-	62,362	62,362	-	91.0%	1,719,906	30.30
Columbus Village II	Regal Cinemas, BB&B	Virginia Beach, VA	✓	100%	1995/1996	92,061	-	92,061	96.7%	-	1,595,334	17.92
Commerce Street Retail[5]	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	-	19,173	100.0%	-	888,673	46.35
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,177	-	3,177	100.0%	-	139,311	43.85
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	-	106,166	79.0%	-	1,553,085	18.51
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	-	35,961	100.0%	-	991,714	27.58
Greentree Shopping Center	Various Small Shops	Chesapeake, VA		100%	2014	15,719	-	15,719	92.6%	-	320,556	22.02
Hanbury Village[6]	Harris Teeter, Walgreens	Chesapeake, VA		32%	2006/2009	116,635	-	116,635	100.0%	-	2,551,482	21.88
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		100%	1999	49,000	-	49,000	100.0%	-	717,850	14.65
Lexington Square	Lowes Foods	Lexington, SC		-	2017	85,440	-	85,440	98.3%	-	1,808,867	21.53
Market at Mill Creek[6]	Lowes Foods	Mt. Pleasant, SC		-	2018	80,405	-	80,405	95.8%	-	1,765,248	22.91
Marketplace at Hilltop[6][9]	Total Wine, Panera, Chic-Fil-A	Virginia Beach, VA		-	2000/2001	116,953	-	116,953	100.0%	-	2,660,994	22.75
North Hampton Market	PetSmart, Hobby Lobby	Taylors, SC		100%	2004	114,935	-	114,935	93.6%	-	1,311,368	12.19
North Point Center[6]	Harris Teeter, Home Depot, Costco	Durham, NC		88%	1998/2009	494,746	-	494,746	100.0%	-	3,827,845	7.74
Oakland Marketplace[6]	Kroger	Oakland, TN		100%	2004	64,538	-	64,538	100.0%	-	481,402	7.46
Parkway Centre	Publix	Moultrie, GA		100%	2017	61,200	-	61,200	98.0%	-	814,128	13.57
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	-	37,804	94.4%	-	728,945	20.42
Patterson Place	BB&B, PetSmart, DSW	Durham, NC		100%	2004	160,942	-	160,942	81.1%	-	2,151,435	16.49
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	-	74,256	100.0%	-	1,273,298	17.15
Premier Retail	Williams Sonoma, Pottery Barn	Virginia Beach, VA	✓	-	2018	-	39,162	39,162	-	75.6%	969,014	32.73
Providence Plaza	Cranfill, Sumner & Hartzog, Chipotle	Charlotte, NC		100%	2007/2008	103,118	-	103,118	96.0%	-	2,727,985	27.55
Red Mill Commons[6]	Homegoods, Walgreens	Virginia Beach, VA		8%	2000-2005	373,808	-	373,808	88.9%	-	6,071,911	18.27
Sandbridge Commons[6]	Harris Teeter	Virginia Beach, VA		-	2015	76,650	-	76,650	98.5%	-	1,057,656	14.01
Socastee Commons	Bi-Lo	Myrtle Beach, SC		-	2000/2014	57,273	-	57,273	100.0%	-	652,520	11.39
Southgate Square	Burlington, PetSmart, Michaels, Conn's	Colonial Heights, VA		-	1991/2016	260,131	-	260,131	92.2%	-	3,295,406	13.73
South Retail	lululemon, free people, CPK	Virginia Beach, VA	✓	-	2002	38,515	-	38,515	100.0%	-	997,051	25.89
South Square	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	109,590	-	109,590	98.1%	-	1,875,689	17.45
Southshore Shops	Buffalo Wild Wings	Chesterfield, VA		100%	2006	40,307	-	40,307	78.8%	-	671,952	21.16
Studio 56 Retail	Rocket Mortgage	Virginia Beach, VA	✓	100%	2007	11,594	-	11,594	100.0%	-	473,695	40.86
Tyre Neck Harris Teeter[6][9]	Harris Teeter	Portsmouth, VA		100%	2011	48,859	-	48,859	100.0%	-	533,285	10.91
Wendover Village	BB&B, T.J. Maxx, Petco	Greensboro, NC		100%	2004	176,939	-	176,939	99.4%	-	3,538,380	20.12
Total / Weighted Avg Retail Portfolio				**58%**		**3,373,207**	**204,859**	**3,578,066**	**95.1%**		**$57,776,311**	**$17.01**

AHH
LISTED
NYSE

PROPERTY PORTFOLIO CONT.

17

AS OF JUNE 30, 2020

Office Properties	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1]: Core Properties	Net Rentable Square Feet (RSF)[1]: Development Properties	Net Rentable Square Feet (RSF)[1]: Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
4525 Main Street	Clark Nexsen, Anthropologie, Mythics	Virginia Beach, VA	✓	-	2014	234,938	-	234,938	99.4%	-	$6,848,749	$29.33
Armada Hoffler Tower[4][5]	AHH, Troutman Sanders, Williams Mullen	Virginia Beach, VA	✓	100%	2002	320,680	-	320,680	94.9%	-	8,785,342	28.86
Brooks Crossing Office	Huntington Ingalls Industries	Newport News, VA		-	2019	98,061	-	98,061	100.0%	-	1,850,411	18.87
One Columbus[5]	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	128,876	-	128,876	97.5%	-	3,193,112	25.41
One City Center	Duke University, WeWork	Durham, NC		-	2019	151,599	-	151,599	89.3%	-	4,433,848	32.74
Thames Street Wharf[4]	Morgan Stanley, JHU Medical	Baltimore, MD		-	2010	263,426	-	263,426	99.4%	-	7,237,479	27.65
Two Columbus	HBA Architects	Virginia Beach, VA	✓	100%	2009	108,459	-	108,459	100.0%	-	2,794,129	25.76
Total / Weighted Average Office Portfolio				**42%**		**1,306,039**	**-**	**1,306,039**	**97.0%**		**$35,143,070**	**$27.73**

Multifamily	Location	Town Center	Unencumbered ABR	Year Built	Units/Beds: Core Properties	Units/Beds: Development/ Redevelopment Properties	Units/Beds: Total Units/Beds	Core Occupancy [2]	Development/ Redevelopment Occupancy[2]	AQR [7]	Monthly Effective Rent per Occupied Unit/Beds
1405 Point[8][9]	Baltimore, MD		-	2018	289	-	289	95.8%	-	$7,267,936	$2,186.50
Encore Apartments	Virginia Beach, VA	✓	-	2014	286	-	286	89.5%	-	4,177,194	1,359.76
Greenside Apartments	Charlotte, NC		-	2018	225	-	225	92.9%	-	4,192,166	1,671.52
Liberty Apartments[8]	Newport News, VA		-	2013	197	-	197	91.8%	-	2,669,728	1,230.61
Premier Apartments	Virginia Beach, VA	✓	-	2018	131	-	131	97.7%	-	2,460,457	1,601.86
Smith's Landing[9]	Blacksburg, VA		-	2009	284	-	284	96.8%	-	4,767,645	1,444.74
The Cosmopolitan[8]	Virginia Beach, VA	✓	-	2006	-	342	342	-	85.6% [11]	5,631,938	1,757.78
Multifamily Total			**-**		**1,412**	**342**	**1,754**	**93.9%**		**31,167,065**	**1,630.64**
Hoffler Place[10]	Charleston, SC		-	2019	258	-	258 [12]	82.2%	-	3,481,183	1,368.39
Johns Hopkins Village[8][9][10]	Baltimore, MD		-	2016	568	-	568 [12]	75.7%	-	6,451,033	1,250.20
Student Housing Total			**-**		**826**	**0**	**826**	**77.7%**		**9,932,215**	**9,380.37**
Total / Weighted Avg Multifamily Portfolio			**-**		**2,238**	**342**	**2,580**	**87.9%**		**$41,099,280**	**$1,532.56**

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of June 30, 2020, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of June 30, 2020, divided by (b) total units available, as of such date expressed as a percentage.

(3) For the properties in our office and retail portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of June 30, 2020 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of June 30, 2020. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) The Company occupied 55,390 square feet at these two properties at an ABR of $1.7M, or $31.30 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.

(5) Includes ABR pursuant to a rooftop lease.

(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the table to the right.

(7) For the properties in our multifamily portfolio, AQR is calculated by multiplying (a) revenue for the quarter ended June 30, 2020 by (b) 4.

Properties with Tenants Subject to Ground Lease	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	ABR
Broad Creek Shopping Center	6	23,825	$649,818
Columbus Village	1	3,403	200,000
Hanbury Village	2	55,586	1,082,118
Market at Mill Creek	1	7,014	63,000
Marketplace at Hilltop	1	4,211	149,996
North Point Center	4	280,556	1,146,700
Oakland Marketplace	1	45,000	186,347
Red Mill Commons	8	33,961	773,639
Sandbridge Commons	3	60,521	738,500
Tyre Neck Harris Teeter	1	48,859	533,285
Total / Weighted Avg	**28**	**562,936**	**$5,523,403**

(8) The AQR for Liberty, Cosmopolitan, Johns Hopkins Village, Hoffler Place and 1405 Point excludes approximately $0.3M, $0.8M, $1.1M, $0.1M and $0.4M, respectively, from ground floor retail leases.

(9) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.

(10) Monthly rent per occupied unit is calculated by dividing total base rental payments for the month ended June 30, 2020 by the number of occupied beds.

(11) Occupancy calculation excludes 30 units that are offline for redevelopment.

(12) Student housing property that are leased by bed.

AHH
LISTED
NYSE

DEVELOPMENT & REDEVELOPMENT PIPELINE

18

$ IN THOUSANDS

Projects	Property Type	Estimated[1]	% Leased or LOI	Schedule[1] Construction Start	Schedule[1] Initial Occupancy	Schedule[1] Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants
Under Development											
Summit Place (Meeting Street) Charleston, SC	Multifamily	357 beds	98%	3Q17	3Q20	4Q20	$56,000	$35,000	$55,000	90%	NA
Wills Wharf Baltimore, MD	Office	325,000 sf	47%	3Q18	2Q20	4Q21	120,000	76,000	104,000	100%	Canopy by Hilton, EY
					Total Projects Under Development		$176,000	$111,000	$159,000		
Delivered Not Stabilized											
Premier Retail (Town Center Phase VI) Virginia Beach, VA	Retail	39,000 sf	76%	4Q16	3Q18	3Q21	18,000	8,000	16,000	100%	Williams-Sonoma, Pottery Barn
					Total Active Development		$194,000	$119,000	$175,000		
On Hold											
Chronicle Mill Belmont, NC	Multifamily	238 units / 10,000 sf	-	TBD	TBD	TBD	TBD	TBD	4,000	85%[3]	NA
Southern Post Roswell, GA	Mixed-use	138 units / 137,000 sf	-	TBD	TBD	TBD	TBD	TBD	10,000	80%[3]	TBD
Ten Tryon Charlotte, NC	Mixed-use	220,000 sf	38%	TBD	TBD	TBD	TBD	TBD	9,000	80%[3]	Publix, Fortune 100 office tenant
									$23,000		

Redevelopment	Property Type	% Leased or LOI	Out of Service	Construction Start	Anticipated Completion	Restabilized Operation[2]	Estimated Cost[1]	Cost to Date	Projected ROI	Scope
The Cosmopolitan Virginia Beach, VA	Multifamily	95%[4]	30 units	1Q18	4Q21	1Q22	$14,000	$12,000	9%	Renovate all 342 units including upgraded finishes, new cabinetry and flooring, energy efficient appliances, and LED lighting; modernize resident clubhouse, business center, and leasing office.
Columbus Village I Virginia Beach, VA	Mixed-use	95%	9,609 sf	2Q19	3Q20	4Q20	9,000	8,000	8%	Reposition 62,000 SF center to better incorporate within Town Center and add Virginia Beach Boulevard small shop frontage along with Shake Shack, Cava, Hand & Stone, European Wax Center , and new Barnes & Noble prototype.
Apex Entertainment Building (Former Dick's Sporting Goods) Virginia Beach, VA	Mixed-use	100%	84,000 sf	1Q20	4Q20	1Q21	8,000	2,000	7%	Revitalize 84,000 SF of big box retail space within Town Center into a destination entertainment concept for a new to market tenant, Apex Entertainment.
			Total Projects Under Redevelopment				$31,000	$22,000	8%	

	Q2 2020	YTD
Capitalized Interest	$1,140	$2,688
Capitalized Overhead	$595	$1,559

(1) Represents estimates that may change as the development and redevelopment process proceeds.
(2) First fully-stabilized quarter. See same store definition on page 32.
(3) Majority interest in joint venture with preferred return.
(4) Occupancy calculation excludes 30 units that are offline for redevelopment.

MEZZANINE INVESTMENTS 19 $ IN THOUSANDS Schedule(1) Principal Property % Leased Initial Mezzanine Mezzanine Type Estimated(1) or LOI Occupancy Loan Maturity Interest Rate Financing Interest QTD Investments with Discounted Purchase Options Nexton Square-Phase I Mixed-use 118,000 sf 90% 3Q19 4Q20 10% $14,000 $405 Summerville, SC Short Term Investments Delray Plaza (Whole Foods)(2) Retail 83,000 sf 100% 3Q19 4Q20 15%(2) 12,000 - Delray Beach, FL The Residences at Annapolis Junction(2) Multifamily 416 units 95% 3Q17 4Q20 10%(2) 36,000 - Annapolis Junction, MD Solis Apartments at Interlock Multifamily 349 units NA 4Q20 3Q22 13% 23,000 838 Atlanta, GA The Interlock Mixed-use 300,000 sf 79% 4Q20 3Q22 15% 67,000 2,543 Atlanta, GA Total $152,000 $3,786 Mezzanine Interest Expense (792) Net Mezzanine Interest Income $2,994 The Interlock Solis Apartments Atlanta, GA Atlanta, GA (1) Represents estimates that may change as the development process proceeds (2) Stopped GAAP recognition of mezzanine income as of 4/1/20

AHH
LISTED
NYSE

ACQUISITIONS & DISPOSITIONS

20

$ IN THOUSANDS

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price[1]	Reinvested 1031 Proceeds	$ Value of OP Units/Stock[2]	Cash Cap Rate	Purchase Date	Anchor Tenants
Thames Street Wharf	Baltimore, MD	263,426	$101,000	$ -	$ -	7.1%	2Q19	Morgan Stanley, JHU Medical
Red Mill Commons & Marketplace at Hilltop	Virginia Beach, VA	488,865	105,000	-	63,755	7.7%	2Q19	T.J. Maxx, Homegoods, Total Wine, Walgreens
Wendover Village III	Greensboro, NC	5,286	2,783	2,424	-	9.2%	1Q19	Verizon
Lexington Square	Lexington, SC	85,531	26,758	-	2,769	6.7%	3Q18	Lowes Foods
Parkway Centre	Moultrie, GA	61,200	11,200	-	1,624	6.4%	1Q18	Publix
Indian Lakes	Virginia Beach, VA	71,020	14,700	-	-	7.1%	1Q18	Harris Teeter, Wawa
Wendover Village Outparcel	Greensboro, NC	35,895	14,300	7,900	-	7.7%	3Q17	Panera, Rooms to Go Kids
Renaissance Square	Davidson, NC	80,468	17,085	-	-	7.1%	4Q16	Harris Teeter
Columbus Village II	Virginia Beach, VA	92,061	26,200	-	26,200	5.6%	4Q16	Regal, Bed Bath & Beyond
Southshore Shops	Midlothian, VA	40,333	9,160	-	2,475	7.8%	3Q16	Buffalo Wild Wings
Southgate Square	Colonial Heights, VA	220,131	38,585	-	17,485	7.3%	2Q16	PetSmart, Michael's, Burlington
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	170,500	87,000	-	7.2%	1Q16	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	26,200	14,000	-	7.3%	3Q15	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	8,600	3,600	-	7.3%	3Q15	BiLo
Columbus Village	Virginia Beach, VA	65,746	21,025	-	14,025	6.4%	3Q15	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	39,555	15,200	4,155	7.4%	2Q15	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	19,662	-	9,662	7.3%	3Q14	Old Navy, Best Buy
Total/Weighted Average		3,042,449	$652,313	$130,124	$142,150	7.2%		

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Proceeds	Gain on Sale	Cash Cap Rate	Disposition Date	Anchor Tenants
Retail Portfolio (7 properties)	Mid-Atlantic	630,780	$90,000	$88,000	$2,776	7.8%	2Q20	Harris Teeter, Food Lion, Weis Markets, Office Max
Lightfoot Marketplace	Williamsburg, VA	124,715	$30,275	$11,800	4,477 [4]	5.8%	3Q19	Harris Teeter
Indian Lakes Wawa	Virginia Beach, VA	6,047	4,400	4,400	-	5.4%	2Q18	Wawa
Commonwealth of VA Buildings	Virginia Beach & Chesapeake, VA	47,366	13,150	8,000	4,194	6.8%	3Q17	Commonwealth of VA
Greentree Wawa	Chesapeake, VA	5,088	4,600	4,400	3,396	5.0%	1Q17	Wawa
Oyster Point[3]	Newport News, VA	100,139	6,500	-	3,793	16.4%	3Q16	GSA
Non-Core Retail Portfolio	Various	174,758	12,850	12,600	(27)	7.1%	2Q16 - 3Q16	Kroger, Family Dollar
Richmond Tower	Richmond, VA	206,969	78,000	77,000	26,674	7.9%	1Q16	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	30,000	10,000	4,987	6.7%	4Q15	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	35,625	17,600	7,210	5.7%	2Q15	NA
Sentara Williamsburg	Williamsburg, VA	49,200	15,450	15,200	6,197	6.3%	1Q15	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	8,900	7,400	2,211	6.3%	4Q14	Virginia Natural Gas
Total/Weighted Average		1,530,062 sf/ 203 units	$329,750	$256,400	$65,888	7.2%		

(1) Contractual purchase price.
(2) Value of OP Units/common stock at issuance.
(3) Anchor tenant vacated 12/31/16, which would represent a 2.5% Cash Cap Rate.
(4) Includes JV interest in the property.

CONSTRUCTION BUSINESS SUMMARY 21 $ IN THOUSANDS Total Contract Work in Place as Estimated Date Highlighted Projects Location Value of 6/30/2020 Backlog of Completion The Interlock Atlanta, GA $93,714 $71,686 $22,028 4Q 2020 27th Street Garage and Apartments Virginia Beach, VA 80,378 25,287 55,091 3Q 2021 Solis Apartments at Interlock Atlanta, GA 64,655 36,506 28,149 1Q 2021 Boulders Lakeside Apartments Chesterfield, VA 35,684 27,496 8,188 1Q 2021 Holly Springs Apartments Holly Springs, NC 34,755 1,834 32,921 3Q 2021 Sub Total 309,186 162,809 146,377 All Other Projects 307,788 260,423 47,365 Total $616,974 $423,232 $193,742 Gross Profit Summary Trailing 12 Q2 2020 Months (Unaudited) Revenue $57,398 $172,045 Expense (55,342) (166,021) Gross Profit $2,056 $6,024 The Interlock Atlanta, GA

AHH LISTED NYSE

SAME STORE NOI BY SEGMENT

22

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX ON PG. 36)

	Three months ended				Six months ended			
	6/30/2020	6/30/2019	$ Change	% Change	6/30/2020	6/30/2019	$ Change	% Change
		(Unaudited)				(Unaudited)		
Office[1]								
Revenue	$6,349	$6,642	($293)	-4.4%	$10,459	$10,754	($295)	-2.7%
Rental Expenses[2]	1,531	1,622	(91)	-5.6%	2,692	2,695	(3)	-0.1%
Real Estate Taxes	695	577	118	20.5%	1,109	1,027	82	8.0%
Net Operating Income	$4,123	$4,443	($320)	-7.2%	$6,658	$7,032	($374)	-5.3%
Retail[1]								
Revenue	$12,563	$13,273	($710)	-5.3%	$25,620	$26,055	($435)	-1.7%
Rental Expenses[2]	1,504	1,768	(264)	-14.9%	3,246	3,523	(277)	-7.9%
Real Estate Taxes	1,404	1,297	107	8.2%	2,817	2,627	190	7.2%
Net Operating Income	$9,655	$10,208	($553)	-5.4%	$19,557	$19,905	($348)	-1.7%
Multifamily[1]								
Revenue	$5,519	$5,924	($405)	-6.8%	$10,524	$10,825	($301)	-2.8%
Rental Expenses[2]	1,723	1,800	(77)	-4.3%	3,237	3,335	(98)	-2.9%
Real Estate Taxes	472	438	34	7.8%	808	768	40	5.2%
Net Operating Income	$3,324	$3,686	($362)	-9.8%	$6,479	$6,722	($243)	-3.6%
Same Store Net Operating Income (NOI)	$17,102	$18,337	($1,235)	-6.7%	$32,694	$33,659	($965)	-2.9%
GAAP Adjustments	(4,723)	(955)	(3,768)		(4,691)	(1,127)	(3,564)	
Same store portfolio NOI, cash basis excluding $4.3M of deferred rent in 2Q2020	$12,379	$17,382	($5,003)	-28.8%	$28,003	$32,532	($4,529)	-13.9%
NOI, Cash Basis[3]								
Office	$3,704	$3,709	($5)	-0.1%	$6,402	$6,327	$75	1.2%
Retail	5,573	10,111	(4,538)	-44.9%	15,386	19,708	(4,322)	-21.9%
Multifamily	3,102	3,562	(460)	-12.9%	6,215	6,497	(282)	-4.3%
	$12,379	$17,382	($5,003)	-28.8%	$28,003	$32,532	($4,529)	-13.9%
NOI:								
Office	$4,123	$4,443	($320)	-7.2%	$6,658	$7,032	($374)	-5.3%
Retail	9,655	10,208	(553)	-5.4%	19,557	19,905	(348)	-1.7%
Multifamily	3,324	3,686	(362)	-9.8%	6,479	6,722	(243)	-3.6%
	$17,102	$18,337	($1,235)	-6.7%	$32,694	$33,659	($965)	-2.9%

(1) See page 33 for Same Store vs. Non - Same Store Properties.
(2) Excludes expenses associated with the Company's in-house asset management division of $0.3M and $0.5M for the 3 months ended 6/30/2020 & 6/30/2019, respectively and $0.7M and $0.8M for the months ended 6/30/20 & 6/30/19, respectively.

AHH
LISTED
NYSE

TOP 10 TENANTS BY ABR(1)

$ IN THOUSANDS AS OF JUNE 30, 2020

23

Office Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Morgan Stanley	2	2023 ; 2027	$ 5,879	16.7%	4.4%
Clark Nexsen	1	2029	2,639	7.5%	2.0%
WeWork	1	2034	2,259	6.4%	1.7%
Duke University	1	2029	1,579	4.5%	1.2%
Huntington Ingalls	1	2029	1,544	4.4%	1.2%
Mythics	1	2030	1,211	3.4%	0.9%
Johns Hopkins Medicine	1	2023	1,149	3.3%	0.9%
Pender & Coward	1	2030	926	2.6%	0.7%
Kimley-Horn	1	2027	894	2.5%	0.7%
Troutman Sanders	1	2025	889	2.5%	0.7%
Top 10 Total			**$ 18,969**	**53.8%**	**14.4%**

Retail Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Harris Teeter/Kroger	6	2020 - 2035	$ 3,476	6.0%	2.6%
Lowes Foods	2	2037 ; 2039	1,976	3.4%	1.5%
Bed, Bath, & Beyond	4	2022 ; 2025	1,751	3.0%	1.3%
Regal Cinemas	2	2022 - 2024	1,713	3.0%	1.3%
PetSmart	5	2022 - 2025	1,461	2.5%	1.1%
Petco	4	2022 - 2030	892	1.5%	0.7%
Total Wine & More	2	2024 - 2027	765	1.3%	0.6%
Ross Dress for Less	2	2022 - 2025	762	1.3%	0.6%
TJ Maxx/HomeGoods	3	2022 ; 2025	748	1.3%	0.6%
Safeway	1	2021	718	1.2%	0.5%
Top 10 Total			**$ 14,262**	**24.5%**	**10.8%**

(1) Includes leases from the development and redevelopment properties that have been delivered, but not stabilized.

AHH LISTED NYSE

LEASE SUMMARY

24

OFFICE

Renewal Lease Summary

					GAAP			Cash					
Quarter	Number of Leases Signed	Net Rentable SF Signed	Leases Expiring	Net Rentable SF Expiring	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Weighted Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q2 2020	3	11,529	1	1,485	$33.09	$30.47	8.6%	$33.72	$32.20	4.7%	5.00	$70,249	$6.09
Q1 2020	1	17,194	4	7,373	32.77	30.32	8.1%	29.75	31.40	-5.3%	8.00	1,004,346	58.41
Q4 2019	2	8,147	1	3,929	25.43	24.23	4.9%	24.74	25.69	-3.7%	4.06	64,668	7.94
Q3 2019	1	1,120	4	26,201	38.50	37.00	4.1%	38.50	37.00	4.1%	2.00	1,725	1.54

New Lease Summary[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Contractual Rent per SF	Weighted Average Lease Term	TI & LC	TI & LC per SF
Q2 2020	-	-	$0.00	-	$0	$0.00
Q1 2020	1	3,186	26.50	5.00	112,578	35.34
Q4 2019	1	2,363	23.75	6.00	138,300	58.53
Q3 2019	7	21,345	24.73	5.30	716,641	33.57

RETAIL

Renewal Lease Summary

					GAAP			Cash					
Quarter	Number of Leases Signed	Net Rentable SF Signed	Leases Expiring	Net Rentable SF Expiring	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Weighted Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q2 2020	14	42,605	8	19,153	$22.15	$20.57	7.7%	$22.10	$20.95	5.5%	4.39	$41,889	$0.98
Q1 2020	3	35,767	16	158,218	13.11	12.98	1.0%	13.15	13.00	1.1%	4.81	74,321	2.08
Q4 2019	23	110,368	14	34,291	17.94	16.79	6.9%	17.87	17.15	4.2%	5.25	202,576	1.84
Q3 2019	28	201,931	8	14,338	16.44	15.47	6.3%	16.32	15.72	3.9%	5.14	568,379	2.81

New Lease Summary[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Contractual Rent per SF	Weighted Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q2 2020	1	1,440	$18.00	5.33	$5,505	$3.82
Q1 2020	7	13,073	18.33	5.24	184,426	14.11
Q4 2019	12	72,921	17.50	10.02	3,207,564	43.99
Q3 2019	5	14,720	20.60	9.60	733,422	49.82

OFFICE LEASE EXPIRATIONS 25 AS OF JUNE 30, 2020 % Portfolio Net % of Portfolio Annualized Base Number of Leases Square Footage of Rentable Square Annualized Base Annualized Base Rent per Leased Year Expiring Leases Expiring Feet Rent Rent Square Foot Available - 38,819 3.0% $ - - $ - M-T-M 2 - - 2,400 - - 2020 6 17,117 1.3% 537,734 1.5% 31.42 2021 12 48,532 3.7% 1,365,209 3.9% 28.13 2022 9 47,077 3.6% 1,261,736 3.6% 26.80 2023 12 103,647 7.9% 2,757,301 7.8% 26.60 2024 10 134,075 10.3% 3,255,474 9.3% 24.28 2025 18 142,129 10.9% 4,198,181 11.9% 29.54 2026 8 36,863 2.8% 926,963 2.6% 25.15 2027 5 254,819 19.5% 7,301,882 20.8% 28.66 2028 7 69,036 5.3% 1,984,640 5.6% 28.75 2029 7 242,709 18.6% 6,211,755 17.7% 25.59 2030 6 107,801 8.3% 3,043,135 8.7% 28.23 Thereafter 2 63,415 4.8% 2,296,660 6.6% 36.22 Total / Weighted Average 104 1,306,039 100.0% $ 35,143,070 100.0% $ 27.73 300,000 25.0% Square Feet % of Portfolio 250,000 20.0% Under Lease ABR 2,500 or less 3% 200,000 15.0% 2,501-10,000 14% 150,000 10,001-20,000 16% 10.0% 20,001-40,000 21% 100,000 40,001-100,000 30% 5.0% 50,000 Greater than 100,000 16% - 0.0% Office Portfolio Total 100% Leased Square Feet % ABR of Office Portfolio

AHH
LISTED
NYSE

RETAIL LEASE EXPIRATIONS

AS OF JUNE 30, 2020

26

Year	Number of Leases Expiring	Square Footage of Leases Expiring[1]	% Portfolio Net Rentable Square Feet	Annualized Base Rent[1]	% of Portfolio Annualized Base Rent	Annualized Base Rent per Leased Square Foot
Available	-	181,182	5.1%	$ -	-	$ -
M-T-M	1	1,400	-	25,550	-	18.25
2020	22	143,571	4.0%	1,994,777	3.5%	13.89
2021	73	296,945	8.3%	5,777,248	10.0%	19.46
2022	78	451,450	12.6%	7,551,024	13.1%	16.73
2023	67	444,007	12.4%	7,239,172	12.5%	16.30
2024	69	391,926	11.0%	6,844,146	11.8%	17.46
2025	67	571,078	16.0%	7,819,623	13.5%	13.69
2026	28	170,435	4.8%	3,459,951	6.0%	20.30
2027	18	108,715	3.0%	2,545,423	4.4%	23.41
2028	20	91,451	2.6%	1,374,372	2.4%	15.03
2029	20	96,952	2.7%	1,910,083	3.3%	19.70
2030	16	95,010	2.7%	2,176,487	3.8%	22.91
Thereafter	23	533,944	14.9%	9,058,454	15.7%	16.97
Total / Weighted Average	**502**	**3,578,066**	**100.0%**	**$ 57,776,310**	**100.0%**	**$ 17.01**


600,000
500,000
400,000
300,000
200,000
100,000
-
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Thereafter
Leased Square Feet
% ABR of Retail Portfolio

Square Feet Under Lease	% of Portfolio ABR
2,500 or less	15%
2,501-10,000	33%
10,001-20,000	14%
20,001-40,000	15%
40,001-100,000	22%
Greater than 100,000	1%
Retail Portfolio Total	**100%**

(1) Includes leases from properties in development, redevelopment, and delivered, not yet stabilized.

AHH
LISTED
NYSE

COVID-19 OVERALL COLLECTIONS

27

AS OF JULY 31, 2020

COLLECTIONS BY MONTH[1][2]

Period	TENANT BASE RENT + CAM $	COLLECTED $	COLLECTED %	DEFERRED OR COLLECTION EXPECTED $	DEFERRED OR COLLECTION EXPECTED %	WRITTEN OFF OR ABATED $	WRITTEN OFF OR ABATED %
April	12,465	10,568	85%	1,567	13%	330	2%
May	12,367	10,634	86%	1,474	12%	259	2%
June	12,469	11,165	90%	1,079	9%	225	1%
2Q20	**37,301**	**32,367**	**87%**	**4,120**	**11%**	**814**	**2%**
July To Date	12,647	11,742	93%	905	7%	-	-

COLLECTIONS BY SECTOR[1][2]

Period	OFFICE $	OFFICE %	MULTIFAMILY $	MULTIFAMILY %	RETAIL $	RETAIL %	TOTAL $	TOTAL %
April	3,258	100%	3,557	99%	3,753	67%	10,568	85%
May	3,274	100%	3,439	99%	3,922	70%	10,635	86%
June	3,279	100%	3,531	99%	4,355	78%	11,165	90%
2Q20	**9,811**	**100%**	**10,527**	**99%**	**12,030**	**72%**	**32,368**	**87%**
July To Date	3,293	100%	3,728	97%	4,721	86%	11,742	93%

COLLECTIONS BY STATUS[1][2]

Period	TENANT BASE RENT + CAM $	COLLECTED $	COLLECTED %	DEFERRED OR COLLECTION EXPECTED $	DEFERRED OR COLLECTION EXPECTED %	WRITTEN OFF OR ABATED $	WRITTEN OFF OR ABATED %
Office	9,833	9,810	100%	23	0%	-	0%
Multifamily	10,654	10,528	99%	20	0%	107	1%
Retail	16,814	12,029	72%	4,078	24%	707	4%
2Q20	**37,301**	**32,367**	**87%**	**4,121**	**11%**	**814**	**2%**

2Q20 COLLECTIONS[3]


87%
11%
2%
Collected
Deferred or Collection Expected
Written Off or Abated

2Q20 TOP 20 COLLECTIONS[3]


92%
7%
1%

(1) Data reported relates to rent charges and collections through 7/31/2020 and does not correspond to the reporting segment classification of the properties as a whole.
(2) Excludes $1.7M of tenant base rent + CAM from the seven-property portfolio sold in 2Q20 and $262k of bad debt tied to non-COVID related receivable write-offs.
(3) As a percentage of 2Q20 rent and recovery charges.

COVID-19 RETAIL 2Q20 COLLECTIONS (1)(2) 28 AS OF JULY 31, 2020 DEFERRED OR WRITTEN OFF OR AMOUNT AMOUNT OF CATEGORY COLLECTED STATUS TENANTS (3) COLLECTION EXPECTED ABATED DEFERRED DEFERRAL % National 71% 27% 3% Paid in Full 314 - 0% Local/Regional 73% 19% 8% Granted Deferral 167 3,300 81% Negotiating Deferral 32 648 16% Anchor 84% 16% 0% Collection Expected 16 129 3% Junior Anchor 75% 24% 1% TOTAL 529 $4,078 100% In-Line / Outparcel 66% 27% 7% TENANT OPERATING TOP 20 TENANTS (4) TENANT TYPE (4) T E N A N T M I X (4) STATUS (4) 17% 55% 6% 20% 30% 79% 70% 55% 28% 39% 1% Collected National Anchor Open Written Off or Abated (1) Data reported relates to rent charges and collections through 7/31/2020 and does not correspond to the reporting segment classification of the properties as a whole. (2) Excludes tenant base rent + CAM from the seven-property portfolio sold in 2Q20 and bad debt tied to non-COVID related receivable write-offs. (3) Excludes rent collected since 6/30/2020 (4) As a percentage of 2Q20 rent and recovery charges.

29 APPENDIX DEFINITIONS & RECONCILIATIONS Town Center Virginia Beach, VA

DEFINITIONS 30 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives, provision for unrealized credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance to Nareit’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from Nareit's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO.

DEFINITIONS 31 ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, proceeds from the sale of a purchase option (in excess of amounts recognized in net income), straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ADJUSTED EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation and mark-to-market adjustments on interest rate derivates, and including cash ground rent payments for finance leases. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. CORE EBITDA: We calculate Core EBITDA as Adjusted EBITDA, excluding certain items, including, but not limited to, the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. CORE DEBT: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash.

DEFINITIONS 32 SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is taken out of service for the purpose computing same store operating results. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

AHH
LISTED
NYSE

SAME STORE VS. NON-SAME STORE PROPERTIES

33

	Three Months Ended 6/30/2020 to 2019		Six Months Ended 6/30/2020 to 2019	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties				
249 Central Park Retail	X		X	
Apex Entertainment		X		X
Broad Creek Shopping Center	X		X	
Broadmoor Plaza	X		X	
Brooks Crossing (Retail)		X		X
Columbus Village		X		X
Columbus Village II	X		X	
Commerce Street Retail	X		X	
Courthouse 7-Eleven	X		X	
Dimmock Square	X		X	
Fountain Plaza Retail	X		X	
Greentree Shopping Center	X		X	
Hanbury Village	X		X	
Harrisonburg Regal	X		X	
Lexington Square	X		X	
Market at Mill Creek		X		X
Marketplace at Hilltop		X		X
North Hampton Market	X		X	
North Point Center	X		X	
Oakland Marketplace	X		X	
Parkway Centre	X		X	
Parkway Marketplace	X		X	
Patterson Place	X		X	
Perry Hall Marketplace	X		X	
Premier Retail		X		X
Providence Plaza	X		X	
Red Mill Commons		X		X
Sandbridge Commons	X		X	

	Three Months Ended 6/30/2020 to 2019		Six Months Ended 6/30/2020 to 2019	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties (Continued)				
Socastee Commons	X		X	
South Retail	X		X	
South Square	X		X	
Southgate Square	X		X	
Southshore Shops	X		X	
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Wendover Village	X		X	
Wendover Village II	X		X	
Wendover Village III	X			X
Office Properties				
4525 Main Street	X		X	
Armada Hoffler Tower	X		X	
Brooks Crossing (Office)		X		X
One City Center	X			X
One Columbus	X		X	
Thames Street Wharf		X		X
Two Columbus	X		X	
Multifamily Properties				
1405 Point		X		X
Encore Apartments	X		X	
Greenside Apartments		X		X
Hoffler Place		X		X
Johns Hopkins Village	X		X	
Liberty Apartments	X		X	
Premier Apartments	X			X
Smith's Landing	X		X	
The Cosmopolitan		X		X

RECONCILIATION TO PROPERTY PORTFOLIO NOI 34 $ IN THOUSANDS Three months ended 6/30 Six months ended 6/30 2020 2019 2020 2019 Office Same Store(1) Rental revenues $6,349 $6,642 $10,459 $10,754 Property expenses 2,226 2,199 3,801 3,722 NOI 4,123 4,443 6,658 7,032 Non-Same Store NOI(2) 2,852 433 6,817 1,388 Segment NOI $6,975 $4,876 $13,475 $8,420 Retail Same Store(1) Rental revenues $12,563 $13,273 $25,620 $26,055 Property expenses 2,908 3,065 6,063 6,150 NOI 9,655 10,208 19,557 19,905 Non-Same Store NOI(2) 4,594 4,274 9,917 7,423 Segment NOI $14,249 $14,482 $29,474 $27,328 Multifamily Same Store(1) Rental revenues $5,519 $5,924 $10,524 $10,825 Property expenses 2,195 2,238 4,045 4,103 NOI 3,324 3,686 6,479 6,722 Non-Same Store NOI(2) 2,825 1,968 6,526 3,598 Segment NOI $6,149 $5,654 $13,005 $10,320 Total Property Portfolio NOI $27,373 $25,012 $55,954 $46,068 (1) See page 33 for the Same Store vs. Non-Same Store properties (2) Includes expenses associated with the Company’s in-house asset management division.

RECONCILIATION TO PROPERTY PORTFOLIO NOI 35 $ IN THOUSANDS Three months ended 6/30/2020 Diversified Portfolio Office Retail Multifamily Total NOI - Cash Basis $2,805 $8,662 $4,035 $15,502 GAAP Adjustments 444 3,958 377 4,779 Elimination of intercompany rent (72) - - (72) NOI $3,177 $12,620 $4,412 $20,209 Town Center of Virginia Beach NOI - Cash Basis $3,410 $162 $1,592 $5,164 GAAP Adjustments 215 1,263 145 1,623 Elimination of intercompany rent (382) - - (382) NOI $3,243 $1,425 $1,737 $6,405 NOI Diversified Portfolio $3,177 $12,620 $4,412 $20,209 Town Center of Virginia Beach 3,243 1,425 1,737 6,405 Unstabilized Properties 555 204 - 759 Total Property Portfolio NOI $6,975 $14,249 $6,149 $27,373

AHH
LISTED
NYSE

RECONCILIATION TO GAAP NET INCOME

36

$ IN THOUSANDS

Three months ended 6/30/2020

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 10,494	$ 18,714	$ 10,707	$ 39,915	$ 57,398	$ 97,313
Segment expenses	3,519	4,465	4,558	12,542	55,342	67,884
Net operating income	$ 6,975	$ 14,249	$ 6,149	$ 27,373	$ 2,056	$ 29,429
Depreciation and amortization						(13,777)
General and administrative expenses						(2,988)
Acquisition, development and other pursuit costs						(502)
Gain on real estate dispositions						2,776
Interest income						4,412
Interest expense						(6,999)
Interest expense - finance leases						(228)
Change in fair value of interest rate derivatives						(6)
Other income						286
Non cash GAAP adjustments						(29)
Income tax provision						(65)
Net income						$ 12,309
Net loss attributable to noncontrolling interest in investment entities						44
Preferred stock dividends						(1,175)
Net income attributable to AHH and OP unit holders						$ 11,178

Six months ended 6/30/2020

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 20,686	$ 39,125	$ 22,393	$ 82,204	$ 104,666	$ 186,870
Segment expenses	7,211	9,651	9,388	26,250	100,892	127,142
Net operating income	$ 13,475	$ 29,474	$ 13,005	$ 55,954	$ 3,774	$ 59,728
Depreciation and amortization						(28,056)
General and administrative expenses						(6,781)
Acquisition, development and other pursuit costs						(529)
Impairment charges						(158)
Gain on real estate dispositions						2,776
Interest income						11,638
Interest expense						(14,958)
Interest expense - finance leases						(457)
Change in fair value of interest rate derivatives						(1,742)
Non cash GAAP adjustments						(553)
Other income						344
Income tax benefit						192
Net income						$ 21,444
Net loss attributable to noncontrolling interest in investment entities						136
Preferred stock dividends						(2,242)
Net income attributable to AHH and OP Unitholders						$ 19,338